UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2009

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 26, 2009, Enterprise Products Partners L.P. (“Enterprise”) completed the merger of TEPPCO Partners, L.P. (“TEPPCO”) and Texas Eastern Products Pipeline Company, LLC (“TEPPCO GP”) with Enterprise.  As a result, TEPPCO and TEPPCO GP became wholly owned subsidiaries of Enterprise.  TEPPCO’s financial and operating results for the three and nine months ended September 30, 2009 is furnished as Exhibit 99.1 to this Current Report, which is hereby incorporated by reference into this Item 2.02. The financial and operating results are being furnished to assist Enterprise investors and other users of its financial statements.

TEPPCO’s net income for the three months ended September 30, 2009 was impacted by (i) a $33.5 million charge for the settlement of litigation related to the Texas Offshore Port System (“TOPS”), (ii) non-cash impairment charges of $22.3 million related to certain river terminal and marine assets, (iii) the recording of a $28.7 million charge for contractual obligations related to certain river terminal assets and (iv) $5.6 million of merger-related expenses.  The non-cash impairment and related charges are primarily due to the current level of throughput volumes at certain river terminals and the suspension by TEPPCO management of three river terminal expansion projects.

TEPPCO’s net income for the nine months ended September 30, 2009 reflects (i) a $34.2 million loss related to TEPPCO’s dissociation from TOPS, (ii) a $33.5 million charge for the settlement of litigation related to TOPS, (iii) non-cash impairment charges of $24.6 million related to certain river terminal and marine assets, (iv) the recording of a $28.7 million charge for contractual obligations related to certain river terminal assets and (v) $12.4 million of merger-related expenses.

Use of Non-GAAP financial measures

This Current Report includes the non-generally accepted accounting principle (“non-GAAP”) financial measures historically used by TEPPCO.  These non-GAAP financial measures include Adjusted EBITDA, margin of the Upstream segment, and gross margin and average daily rate of the Marine Services segment.  This Current Report provides reconciliations of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  The non-GAAP financial measures should not be considered as alternatives to GAAP measures such as net income, operating income, cash flows from operating activities or any other measure of financial performance calculated and presented in accordance with GAAP.  The non-GAAP financial measures may not be comparable to similarly-titled measures of other companies because they may not calculate such measures in the same manner as TEPPCO did.

Adjusted EBITDA measures.  TEPPCO defined Adjusted EBITDA as net income plus interest expense – net, income tax expense, depreciation, amortization and accretion, loss on the forfeiture of investments in unconsolidated affiliates and a pro-rata portion (based on its equity ownership) of the interest expense and depreciation, amortization and accretion of each of its joint ventures.  TEPPCO believed that its investors used Adjusted EBITDA as a supplemental financial measure to assess the financial performance of its assets without regard to financing methods, capital structures or historical cost basis; to compare the operating performance of its assets with the performance of other companies that had different financing and capital structures; and to value its limited partners’ equity using EBITDA-type multiples. Reconciliations of TEPPCO’s non-GAAP Adjusted EBITDA measure to GAAP net income and equity in earnings of unconsolidated affiliates is provided in the Financial Highlights and Business Segment Data tables (see Exhibit 99.1).

Margin of the Upstream segment.  TEPPCO evaluated Upstream business segment performance based on the non-GAAP financial measure of margin.  Margin of its Upstream segment represented revenues generated from the sale of crude and lubrication oils and transportation of crude oil, less the related cost of sales (purchases) of crude and lubrication oils, in each case prior to the elimination of intercompany amounts.  TEPPCO believed margin was a more meaningful measure of financial performance than sales and costs of sales of crude and lubrication oils due to significant fluctuations in the period-to-period level of its marketing activities for these products and the underlying commodity prices.  Additionally, TEPPCO management used the non-GAAP measure of margin to evaluate the financial performance of the Upstream segment because it excluded expenses that were not directly related to the marketing activities being evaluated.  A reconciliation of non-GAAP margin to GAAP segment operating income is provided in the Operating Data table (see Exhibit 99.1).

Gross margin and average daily rate. Gross margin of the Marine Services business segment was calculated as marine transportation revenues less related operating expenses and operating fuel and power.  Average daily rate was calculated as gross margin for the Marine Services segment divided by fleet operating days.  TEPPCO believed these non-GAAP measures of gross margin and average daily rate were meaningful measures of the financial performance of its Marine Services business, in which TEPPCO provided services under different types of contracts with varying arrangements for the payment of fuel costs and other operational fees.  These non-GAAP measures allowed for comparability of results across different contracts within a given period, as well as between periods.  Furthermore, TEPPCO management used these non-GAAP measures to assist them in evaluating results of the Marine Services segment and making decisions regarding the use and deployment of its marine vessels.  A reconciliation of non-GAAP gross margin to GAAP segment operating income and the calculation of average daily rate are provided in the Operating Data table (see Exhibit 99.1).

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	TEPPCO Partners, L.P. financial and operating results for the three and nine months ended September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

By: Enterprise Products GP, LLC, its General Partner

Date: October 28, 2009	By:	/s/ Michael J. Knesek
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

Exhibit Index

Exhibit No.	Description

99.1	TEPPCO Partners, L.P. financial and operating results for the three and nine months ended September 30, 2009.